                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 16, 1999
                               -----------------
                Date of Report (Date of earliest event reported)

                            PRIMEENERGY CORPORATION
                            -----------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

       0-7406                                                84-0637348
       ------                                                ----------
(Commission File Number)                            (IRS Employer Identification
                                                               Number)

                ONE LANDMARK SQUARE, STAMFORD, CONNECTICUT 06901
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (203) 358-5700
                                 --------------
                        (Registrant's telephone number)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On November 16, 1999, PrimeEnergy Corporation, the Registrant ("PrimeEnergy"), through its subsidiary PrimeEnergy Management Corporation, completed the purchase of certain oil and gas properties and related assets from Southern Pacific Petroleum U.S.A. ("Southern Pacific"). Such acquisition was made pursuant to that certain Purchase and Sale Agreement dated as of November 16, 1999, between PrimeEnergy Management Corporation and Southern Pacific, (the "Agreement"), a copy of which is filed herewith as Exhibit 10.21.

         PrimeEnergy paid $1,813,000 for the properties and assets purchased, subject to, among other adjustments, oil and gas production from the properties purchased from an effective date of October 1, 1999. The properties and assets purchased include various producing oil and gas interests in about 131 oil and gas wells located in Oklahoma and related operating assets and properties, which are described in the Agreement. PrimeEnergy held various interests in most of the wells purchased and is currently the operator of the majority of these wells, and will not assume operation of any wells as a result of this purchase.

         The consideration and terms for the acquisition of the interests and assets purchased were reached by arms's length negotiations between PrimeEnergy and Southern Pacific and were based upon an evaluation of the properties, operational costs, analysis of future oil and gas production, development obligations with respect to the properties and similar relevant factors. There was, and is, no material relationship between Southern Pacific and PrimeEnergy or any affiliate of PrimeEnergy, or any Director or officer of PrimeEnergy or any associate of any such Director or officer.

         The funds used by PrimeEnergy for this acquisition were provided under the existing Credit Agreement between PrimeEnergy and Bank One, Texas.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired:
                 None

         (b)     Pro forma financial information:

                 The required pro forma financial information will be filed by amendment to this Form 8-K under cover of Form 8, on or before January 31, 2000.

         (c)     Exhibits.

         Exhibit No.                           Exhibit
         ----------                            -------
           10.21          Purchase and Sale Agreement dated as of November 16,
                          1999, between PrimeEnergy Corporation and Southern
                          Pacific Petroleum U.S.A.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PrimeEnergy Corporation

Date: November 24, 1999
                                                   By: /s/ Beverly A. Cummings
                                                       -------------------------
                                                       Beverly A. Cummings
                                                       Executive Vice President


                                      -2-
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                               Index to Exhibits

Exhibit No.                               Exhibit
----------                                -------
  10.21          Purchase and Sale Agreement dated as of November 16, 1999, between PrimeEnergy Corporation and Southern Pacific Petroleum
                 U.S.A.